TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH THREE ASTERISKS (***).
Execution Copy

Exhibit 10.4
ASPHALT TRUCKING TRANSPORTATION SERVICES AGREEMENT
This Asphalt Trucking Transportation Services Agreement (this “Agreement”) is dated effective as of January 1, 2016 (the “Effective Date”), by and among Western Refining Wholesale, LLC, a Delaware limited liability company (“Carrier”), Western Refining Company, L.P., a Delaware limited partnership (“Shipper”), and, solely for purposes of acknowledging Section 2(c) hereof, Western Refining Southwest, Inc., an Arizona corporation (“WRSW”). Carrier and Shipper are individually referred to as a “Party”, collectively to as “Parties”. Capitalized terms used throughout this Agreement shall have the meanings set forth in Exhibit A, unless otherwise specifically defined herein.
RECITALS

A.	Shipper produces performance grade asphalt binders and various other asphalt products at its refinery located in El Paso, Texas (the “El Paso Refinery”).

C.
Shipper markets performance grade asphalt binders and other asphalt products out of certain non-owned asphalt terminals located in El Paso, Texas, Albuquerque, New Mexico, and Phoenix, Tucson and Coolidge, Arizona (collectively, the “Asphalt Terminals”).

D.
Carrier owns and operates a truck-based asphalt transportation operation that can provide service to Shipper, using a combination of self-owned and Third Party trucks dispatched and scheduled by Carrier.

E.
Shipper desires that Carrier (i) transport or cause to be transported asphalt from the El Paso Refinery and/or other receipt points (“Receipt Points”) to the Asphalt Terminals and/or directly to customers located in Texas, New Mexico, and Arizona (collectively, the “Delivery Points”), (ii) coordinate the pickup and delivery of such asphalt from the Receipt Points to the Delivery Points, and (iii) provide Shipper with certain ancillary services with respect to such transportation services, subject to and upon the terms and conditions of this Agreement.

F.	Carrier will transport, coordinate the pickup of and deliver such asphalt, as well as provide the aforementioned ancillary services, subject to the terms and conditions of this Agreement.
NOW, THEREFORE, in consideration of the covenants and obligations contained herein, the Parties to this Agreement hereby agree as follows:

1.	TRANSPORTATION SERVICES
(a)    From the Effective Date through the end of the Term (as defined below), (i) Shipper may request from time to time that Carrier transport asphalt from the Receipt Points to the Delivery Points and (ii) Carrier shall use commercially reasonable efforts to receive or cause to be received

TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH THREE ASTERISKS (***).
Execution Copy

from the Receipt Points and to transport or cause to be transported to the Delivery Points such asphalt as requested by Shipper, subject to available capacity.

2.	VOLUME COMMITMENT; RIGHT OF FIRST REFUSAL
(a)    There is no minimum volume of asphalt that Shipper is required to request be transported by Carrier hereunder.
(b)    During the Term and subject to the terms and conditions of this Section 2(b), Shipper shall provide, and shall cause its Affiliates to provide, Carrier with a first right to transport or cause to be transported all volumes of asphalt that Shipper or any of its Affiliates desire to transport in the States of Texas, New Mexico and Arizona, in each case, that is to be transported by truck. Only in the event that Carrier affirmatively declines in writing to provide truck transportation for Shipper’s asphalt may Shipper engage another carrier to transport such asphalt.
(c)    Effective as of May 1, 2016, all volumes of asphalt transported and caused to be transported by Carrier for Shipper pursuant to this Agreement shall count, on a Barrel per Barrel basis, towards the Minimum Volume Commitment of the Shipper and its Affiliate, WRSW, in the Crude Oil Trucking Agreement.

3.	TERM OF AGREEMENT
(a)    Unless otherwise terminated as provided herein, this Agreement shall be effective as of the Effective Date and will remain in effect until October 14, 2025 (the “Initial Term”).
(b)    The Initial Term and any mutually agreed upon extensions thereof shall be referred to herein as the “Term”.

4.	FEES; ADJUSTMENTS; AND REIMBURSEMENT FOR CAPITAL EXPENDITURES
(a)    Base Rate: Shipper shall pay Carrier in accordance with the rates per Ton for delivery to each Delivery Point as set forth on Schedule 4 (the “Base Rates”) for providing trucking, dispatch, delivery and accounting/data services under this Agreement.
(b)    Fuel Adjustments and Surcharges: In addition to the Base Rates, Carrier shall charge, and Shipper shall pay the following additional amounts:
(i)    a Monthly per Barrel adjustment calculated in the manner described in Schedule 4(b)(i) to cover any increase (or decrease) in fuel prices (as determined by reference to the U.S. Energy Information Administration’s On-Highway Diesel Prices for the PAD III Region) incurred or experienced by Carrier during such Month in connection with providing truck services under this Agreement; provided, however, that such adjustment shall never be of an amount less than zero;

TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH THREE ASTERISKS (***).
Execution Copy

(ii)    a Monthly surcharge on the services provided hereunder to cover Shipper’s proportionate share of the costs of complying with any new laws or regulations or material changes to any existing laws or regulations, in each case occurring after the Effective Date, that affect the services provided to Shipper, if, after Carrier has made commercially reasonable efforts to mitigate the effect of such laws or regulations (or such changes to existing laws or regulations), such new laws or regulations (or such changes to existing laws or regulations) require Carrier to make unanticipated capital expenditures. Carrier will reasonably determine the amount of any such Monthly surcharge and shall provide Shipper with written notice of the amount of such Monthly surcharge along with supporting calculations and documentation.
(c)    Reimbursements: Shipper shall reimburse Carrier for the actual costs of any capital expenditures Carrier agrees to make at Shipper’s request to provide services hereunder.
(d)    Fees for Other Services: In addition to the transportation services contemplated by this Agreement, Carrier may, from time to time, upon request from Shipper, provide the additional services described on Schedule 4(d) to Shipper, and Shipper shall pay Carrier for such services in accordance with the rates set forth on Schedule 4(d).
(e)    Taxes. Shipper agrees to be liable for and to pay directly or reimburse Carrier for, promptly when due, all sales, use, excise and other taxes or charges (including any interest and penalties), now or hereafter imposed by any governmental body or agency upon Carrier or with respect to the services or payments hereunder (excluding (a) taxes on or measured by the net income of Carrier, (b) taxes related to Carrier’s employees or property and (c) ad valorem or any other tax based on the value of Carrier’s transport vehicles or other equipment used to provide the services, each of which Carrier shall be liable for and pay).

5.	PAYMENTS
(a)    Carrier shall invoice Shipper on a per load basis, and Shipper shall pay all amounts due no later than fifteen (15) calendar days after Shipper’s receipt of Carrier’s invoices.
(b)    Any past due amounts owed by Shipper to Carrier shall accrue interest, payable on demand, at a rate equal to the lesser of: (i) the Wall Street Journal prime rate plus two hundred basis points or (ii) the maximum rate permitted by applicable law, from the due date of the payment through the actual date of payment.

6.	SERVICES PROVIDED BY CARRIER; VOLUME LOSSES
(a)    Requests for the transportation of asphalt under this Agreement and/or the provision of the other services described on Schedule 4(d) shall be made by Shipper on a “call and demand” basis. Carrier shall use commercially reasonable efforts to schedule and dispatch all pick-ups of asphalt requested by Shipper on such “call and demand” basis.
(b)    Carrier shall load only that asphalt which it is authorized to load pursuant to directions received from Shipper. The quantity of the asphalt received by Carrier shall be determined by

TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH THREE ASTERISKS (***).
Execution Copy

scales. Shipper, as part of its quality control, may test the quality of asphalt delivered by Carrier. Carrier agrees to abide by the quality control procedures mutually agreed by the Parties from time to time. Shipper shall at all times retain title to the asphalt, transported and delivered by Carrier hereunder.
(c)    Except in the case of normal course physical losses which are contemplated under Section 6(f) below, Shipper shall remain responsible for all risk of loss, damage, deterioration, or contamination as to such asphalt, except for that caused by the negligence, gross negligence, willful misconduct or breach of this Agreement by Carrier, its agents, employees or contractors.
(d)    Promptly following receipt of asphalt from any designated Receipt Point, Carrier shall expeditiously transport the asphalt to the Delivery Points. Upon arrival at the Delivery Points, Carrier shall unload the asphalt in compliance with this Agreement unless otherwise specified in writing.
(e)    Carrier shall maintain a true and correct set of records related to the services hereunder, including invoices, bills of lading, receipt tickets, transportation records, and delivery tickets, showing the date, volumes, receipt location and delivery location for all asphalt transported by Carrier in detail sufficient to provide reasonable verification of any charges to Shipper hereunder. Carrier will provide Shipper with a secure electronic data feed, or other communication method, which shall accurately report all the above information and other information mutually agreed upon by the Parties on a current, daily basis. Carrier shall maintain such records for a period not less than two (2) years. Shipper, or its representatives, may from time to time, at Shipper’s expense, audit any such records and Carrier agrees to permit Shipper, or its representative, access to examine and audit such records at all reasonable times and upon receipt of reasonable advance notice. Carrier shall promptly refund to Shipper any amounts paid by Shipper in excess of amounts properly payable under the terms of the Agreement.
(f)    Carrier shall have no obligation to measure volume gains and losses and shall have no liability whatsoever for normal course physical losses that may result from the handling and transporting of asphalt through trucks that Carrier dispatches, REGARDLESS OF WHETHER ANY OF THE ABOVE ARE ATTRIBUTABLE TO OR ARISE FROM THE JOINT OR CONCURRENT NEGLIGENCE, STRICT LIABILITY OR OTHER FAULT OR RESPONSIBILITY OF CARRIER, except where such losses are the direct result of the willful misconduct or gross negligence of Carrier.

7.	SAFETY/PREVENTION
(a)    Carrier agrees that transportation services provided hereunder shall be conducted in accordance with all Applicable Laws and Prudent Industry Practices.
(b)    Carrier shall only employ for the provision of services contemplated under this Agreement such employees that have been properly instructed, trained and certified as to the characteristics and safe loading, handling, hauling, delivery, and unloading methods associated with

TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH THREE ASTERISKS (***).
Execution Copy

asphalt in accordance with Applicable Law and Prudent Industry Practices. Carrier shall ensure, in accordance with Prudent Industry Practices, that its employees comply with all safety rules to avoid, injury to workers and others, and damage to equipment and property.

8.	ACCIDENT REPORTING; HAZARDOUS CONDITIONS; SPILL RESPONSE PLAN
(a)    Carrier hereby acknowledges and agrees that Shipper has retained Carrier to transport petroleum products, and understands that such products may constitute or contain Hazardous Materials, as defined in the Hazardous Materials Transportation Act, 49 U.S.C. §5101 et seq., as amended, and the regulations of the U.S. Department of Transportation made thereunder. Carrier represents and warrants that it is fully qualified and authorized to transport Hazardous Materials in the United States. Carrier and Shipper certify that they are familiar with U.S. laws and regulations applicable to transportation of Hazardous Materials and that they will comply with all such laws and regulations.
(b)    Carrier will observe and comply with all of Shipper’s reasonable standard loading and unloading procedures, including any truck loading sequence procedures. Upon Carrier request, Shipper will provide a copy of the Material Safety Data Sheet for the Hazardous Materials.
(c)    Carrier shall use its commercially reasonable efforts to reduce and minimize accidents arising in connection with the services hereunder and shall promptly report to Shipper all accidents or occurrences resulting in injuries to any of Shipper’s employees or Third Parties, and/or any damage to any property of Shipper or any Third Party, arising out of or during the performance of services under this Agreement.
(d)    In the event there is a release of asphalt or damage to the environment by Carrier in performing the services provided hereunder, Carrier shall clean up such spill and remediate such damage in accordance with Applicable Law, and if a “clean and clear” letter from the applicable oversight agency is provided to Carrier, a copy of such clean and clear letter will be sent Shipper promptly after its receipt thereof. Carrier shall inform Shipper of any notices, warnings, or asserted violations issued by any Governmental Authorities relative to any service performed by Carrier pursuant to this Agreement.
(e)    In the event Carrier becomes aware of any environmental, health or safety conditions that violate any Applicable Law or any other conditions concerning the Asphalt Terminals or any of Shipper’s premises or facilities that create a hazardous condition, Carrier shall promptly provide Shipper with telephonic notice at the numbers set forth herein, informing Shipper about the details of the condition.
(f)    Upon request, Carrier shall provide a copy of its spill contingency plans to Shipper, and Carrier must meet minimum requirements for rapid response and short-term containment. If Shipper believes Carrier does not respond promptly to any type of hazard, Shipper may respond

TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH THREE ASTERISKS (***).
Execution Copy

and any such response shall not be considered an act as a volunteer, and Carrier will be liable for the reasonable costs of the Shipper response.

9.	INSURANCE
Carrier shall maintain insurance policies of the type and amount as Carrier has historically maintained. Pursuant to that certain Omnibus Agreement dated as of October 16, 2013, by and among Western Refining, Inc., a Delaware corporation (“WRI”), Western Refining Logistics, LP, a Delaware limited partnership, Western Refining Logistics GP, LLC, a Delaware limited liability company, Shipper and Carrier (the “Omnibus Agreement”), it is currently anticipated that WRI or one of its Affiliates will provide Carrier with all necessary insurance coverage and Carrier shall reimburse WRI for the insurance premiums as set forth therein. To the extent that WRI fails or otherwise is no longer obligated to provide such insurance coverage pursuant to the Omnibus Agreement, Carrier agrees to purchase replacement policies at its sole cost and expense. The insurance required hereunder in no way limits or restricts Carrier’s obligations under law or this Agreement as to indemnification of Shipper.

10.	INDEMNITY
NEITHER PARTY SHALL BE LIABLE FOR ANY ACTIONS OR OMISSIONS TO ACT OF THE OTHER PARTY, OR OF ANY OF ITS EMPLOYEES, AGENTS OR REPRESENTATIVES. SUBJECT TO THE LIMITATIONS SET FORTH IN THIS AGREEMENT, EACH PARTY (THE “INDEMNIFYING PARTY”) AGREES THAT (EXCEPT AS PROVIDED FOR IN SECTION 6) IT SHALL, TO THE EXTENT PERMITTED BY LAW, DEFEND, INDEMNIFY, AND HOLD HARMLESS THE OTHER PARTY, ITS MEMBERS, DIRECTORS, OFFICERS, MANAGERS, AGENTS AND EMPLOYEES, FROM AND AGAINST ANY AND ALL CLAIMS, DEMANDS, DAMAGES, LOSSES, LIABILITIES, CAUSES OF ACTION, JUDGMENTS, ASSESSMENTS, PENALTIES, COSTS, AND EXPENSES OF ANY KIND OR NATURE, INCLUDING REASONABLE ATTORNEYS FEES, EXPENSES OF LITIGATION AND COURT COSTS, WITHOUT REGARD TO THE AMOUNT (COLLECTIVELY “LOSSES”) TO THE EXTENT SUCH LOSSES ARE, DIRECTLY OR INDIRECTLY CAUSED BY, CONNECTED WITH, OR ARISE OUT OF THE INDEMNIFYING PARTY’S FAILURE TO COMPLY, OR ANY PRODUCTS SHIPPED BY THE INDEMNIFYING PARTY’S FAILURE TO COMPLY WITH ALL APPLICABLE FEDERAL, STATE AND LOCAL LAWS, ORDINANCES, ORDERS, RULES AND REGULATIONS OR FROM ANY INTENTIONAL OR UNINTENTIONAL ACTION OR OMISSION TO ACT OF THE INDEMNIFYING PARTY, OR ITS MEMBERS, DIRECTORS, OFFICERS, MANGERS, AGENTS AND EMPLOYEES. IN THE EVENT THAT ANY SUCH INCIDENT THAT LEADS TO ANY CLAIM FOR INDEMNIFICATION IS THE RESULT OF INTENTIONAL OR UNINTENTIONAL CONDUCT OF BOTH PARTIES, EACH PARTY AGREES THAT IT SHALL BE LIABLE TO REIMBURSE AND INDEMNIFY THE OTHER PARTY TO THE EXTENT THAT LIABILITY AND RESPONSIBILITY WOULD BE APPORTIONED TO SUCH PARTY IN ACCORDANCE WITH

TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH THREE ASTERISKS (***).
Execution Copy

THE LAWS OF COMPARATIVE NEGLIGENCE. TO RECEIVE THE FOREGOING INDEMNITY, THE PARTY SEEKING INDEMNIFICATION MUST NOTIFY THE INDEMNIFYING PARTY IN WRITING OF A CLAIM PROMPTLY AND PROVIDE ALL COOPERATION REASONABLY REQUESTED BY THE INDEMNIFYING PARTY (AT THE EXPENSE OF THE INDEMNIFYING PARTY).

11.	WAIVER OF CONSEQUENTIAL DAMAGES
NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED IN THE AGREEMENT, AND NOTWITHSTANDING KNOWLEDGE, IF ANY, OF A PARTY OF THE POSSIBILITY OF SUCH DAMAGES, IN NO EVENT SHALL EITHER PARTY BE LIABLE TO THE OTHER PARTY, FOR ANY LOST PROFITS, OR SPECIAL, CONSEQUENTIAL, PUNITIVE, EXEMPLARY, INCIDENTAL OR INDIRECT DAMAGES OR LOSSES, INCLUDING BUT NOT LIMITED TO LOST PROFITS, FROM SALE OF PRODUCT UNDER THE AGREEMENT OR FROM THE USE OR RESALE THEREOF, HOWEVER SAME MAY BE CAUSED AND REGARDLESS OF THE SOLE OR CONCURRENT NEGLIGENCE OF THE OTHER PARTY, EVEN IF SUCH PARTY HAS BEEN ADVISED OF, OR OTHERWISE COULD HAVE ANTICIPATED THE POSSIBILITY OF, SUCH DAMAGES OR LIABILITIES IN ADVANCE. THE PARTIES AGREE THAT THE RESTRICTIONS AND LIMITATIONS ON DAMAGES CONTAINED IN THIS AGREEMENT DO NOT DEPRIVE THE PARTIES OF MINIMUM ADEQUATE REMEDIES AS CONTEMPLATED IN TEXAS UCC SECTION 2-719. The foregoing limitation is not intended and shall not limit any damages incurred by any Third Party and covered under any indemnity hereunder.

12.	TERMINATION
(a)    Termination for Default. A Party shall be in default under this Agreement if:
(i)    such Party materially breaches any provision of this Agreement and such breach is not cured within thirty (30) days after notice thereof (which notice shall describe such breach in reasonable detail) is received by such Party from any other non-breaching Party; or
(ii)    such Party (A)(1) files a petition or otherwise commences, authorizes or acquiesces in the commencement of a proceeding or cause of action under any bankruptcy, insolvency, reorganization or similar Applicable Law, or has any such petition filed or commenced against it, (2) makes an assignment or any general arrangement for the benefit of creditors, (3) otherwise becomes bankrupt or insolvent (however evidenced) or (4) has a liquidator, administrator, receiver, trustee, conservator or similar official appointed with respect to it or any substantial portion of its property or assets, and, with respect to any involuntary filings, and (B) such Party fails to remedy the same within sixty (60) days of the date of such filing.
(b)    If any of the Parties is in default as described above, then any other Party may (1) notwithstanding the terms of Section 3, terminate this Agreement upon notice to the defaulting

TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH THREE ASTERISKS (***).
Execution Copy

Party; (2) withhold any payments due to the defaulting Party under this Agreement; and/or (3) pursue any other remedy at law or in equity.

13.	FORCE MAJEURE
(a)    As soon as possible upon the occurrence of a Force Majeure (as defined below), the Party affected by such Force Majeure shall provide the other Party with written notice of the occurrence of such Force Majeure (a “Force Majeure Occurrence Notice”). The Party affected by such Force Majeure shall identify in such Force Majeure Occurrence Notice the approximate length of time that such Party reasonably believes in good faith such Force Majeure shall continue.
(b)    The obligations under this Agreement of the Party affected by such Force Majeure shall be temporarily suspended during the occurrence of, and for the entire duration of, a Force Majeure. The Party affected by such Force Majeure shall use commercially reasonable efforts to overcome such Force Majeure but shall not be obligated under this Agreement to settle a strike or labor dispute.
(c)    As soon as possible upon the cessation of a Force Majeure, the Party affected by such Force Majeure shall provide the other Party with written notice of the cessation of such Force Majeure (a “Force Majeure Cessation Notice”). The Party affected by such Force Majeure shall identify in such Force Majeure Cessation Notice the date on which such Force Majeure ceased to exist.
(d)    Nothing in this Section 13 shall excuse any Party from complying with its obligations under this Agreement arising prior to the occurrence of such Force Majeure, including any obligation to make payments when due under this Agreement.
(e)    Notwithstanding anything contained herein to the contrary, if (i) the Party affected by an event of Force Majeure (the “Affected Party”) is unable to resume the performance of its obligations under this Agreement within two (2) years after the event of Force Majeure despite using its commercially reasonable efforts to overcome such event in accordance with this Section 13, then the Affected Party may, upon written notice to the other Party, terminate this Agreement or (ii) the Affected Party is unable to resume performance of its obligations under this Agreement within six (6) Months after the event of Force Majeure, then the other Party may, upon written notice to the Affected Party, terminate this Agreement; provided that, in either case any payment obligations accruing up to and through the date of such termination shall remain outstanding and shall continue to be due and payable following the termination of this Agreement.
(f)    “Force Majeure” means circumstances not reasonably within the control of a Party and which, by the exercise of reasonable efforts, such Party is unable to prevent or overcome that prevent performance of such Party’s obligations under this Agreement, including: acts of God, strikes, lockouts or other industrial disturbances, wars, riots, fires, floods, storms, orders of courts or Governmental Authorities, governmental request or requisition for national defense, explosions, terrorist acts, breakage, accident to machinery, storage tanks or lines of pipe and inability to obtain

TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH THREE ASTERISKS (***).
Execution Copy

or unavoidable delays in obtaining material or equipment, delays of other carriers, local or national disruptions to transportation networks or operations, fuel shortages and similar events.

14.	COMPLIANCE WITH LAWS
(a)    Prior to transporting any asphalt covered hereunder, Carrier shall make or cause to be made, the following certifications on the delivery receipt or bill of lading covering the asphalt received if required by 49 CFR 172.204, or such other certification(s) as may be required by applicable law:
“This is to certify that the above-named materials are properly classified, described, packaged, marked and labeled, and are in proper condition for transportation according to the applicable regulations of the Department of Transportation.”
(b)    Carrier hereby certifies that all transport vehicles to be used by Carrier in provided the services hereunder shall be (i) clean and free of contaminants, (ii) in material compliance with all Applicable Laws and (iii) proper and appropriate in accordance with Prudent Industry Practices for the transport of asphalt.
(c)    Shipper certifies that none of the asphalt covered by this Agreement will be produced or withdrawn from storage in violation of any Applicable Law.
(d)    The Parties are entering into this Agreement in reliance upon and shall fully comply with all Applicable Law which directly or indirectly affect the asphalt transported hereunder, or any receipt, throughput, delivery, transportation, handling or storage of asphalt hereunder or the ownership, operation or condition of the transportation operation, trucks and truck unloading facilities. Each Party shall be responsible for compliance with all Applicable Laws associated with such Party’s respective performance hereunder and the operation of such Party’s facilities, and, including without limitation any and all certifications required by the Department of Transportation. In the event any action or obligation imposed upon a Party under this Agreement shall at any time be in conflict with any requirement of Applicable Law, then this Agreement shall immediately be modified to conform the action or obligation so adversely affected to the requirements Applicable Law, and all other provisions of the Agreement shall remain effective.
(e)    New or Changed Applicable Law. If during the Term, any new Applicable Law becomes effective or any existing Applicable Law is materially changed, which change is not addressed by another provision of this Agreement and has an adverse economic impact upon a Party, then either Party, acting in good faith, shall have the option to request renegotiation of the relevant provisions of this Agreement with respect to future performance. The Parties shall then meet and negotiate in good faith amendments to this Agreement that will conform this Agreement to the new Applicable Law (or material change to an existing Applicable Law) while preserving the Parties’ economic, operational, commercial and competitive arrangements in accordance with the understandings set forth herein.

TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH THREE ASTERISKS (***).
Execution Copy

(f)    Carrier shall secure and maintain current all required permits, licenses, certificates, and approvals for the services.

15.	OTHER PROVISIONS
(a)    Independent Contractor. It is expressly agreed that Carrier is acting hereunder solely as an independent contractor and that all Persons performing services hereunder for Carrier shall be deemed agents, servants or employees of Carrier and that none of such Persons shall be deemed agents, servants or employees of Shipper. As between the Parties, Carrier shall have the sole and exclusive responsibility for the costs and over the manner in which its employees and/or independent contractors perform the services provided hereunder, including the equipment provided.
(b)    Subcontractors. Other than those subcontractors set forth in Schedule 15(b), Carrier agrees not to subcontract, broker, interline, or to use “substituted services” by rail or motor carrier without the approval of Shipper, which shall not be unreasonably withheld, conditioned or delayed.
(c)    Assignment.
(i)    Shipper shall not assign any of its rights or obligations under this Agreement without the prior written consent of Carrier, which consent shall not be unreasonably withheld, conditioned or delayed; provided, however; that Shipper may assign this Agreement without such consent to an Affiliate or in connection with a sale by Shipper of the El Paso Refinery so long as the transferee: (A) agrees to assume all of Shipper’s obligations under this Agreement and (B) is financially and operationally capable of fulfilling the terms of this Agreement, which determination shall be made by Carrier in its reasonable judgment.
(ii)    Carrier shall not assign any of its rights or obligations under this Agreement without Shipper’s prior written consent, which consent shall not be unreasonably withheld, conditioned or delayed; provided, however; that (A) Carrier may assign this Agreement without Shipper’s consent to an Affiliate or in connection with a sale by Carrier of Carrier’s asphalt transportation operation so long as the transferee: (x) agrees to assume all of Carrier’s obligations under this Agreement and (y) is financially and operationally capable of fulfilling the terms of this Agreement, which determination shall be made by Shipper’s in its reasonable judgment; and (B) Carrier shall be permitted to make a collateral assignment of this Agreement to obtain financing.
(iii)    Any assignment that is not undertaken in accordance with the provisions set forth above shall be null and void ab initio. A Party making any assignment shall promptly notify the other Party of such assignment, regardless of whether consent is required.
(iv)    This Agreement shall be binding upon and inure to the benefit of the Parties hereto and their respective successors and permitted assigns.
(d)    Notices.

TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH THREE ASTERISKS (***).
Execution Copy

(i)    Notices, correspondence, invoices, as applicable, and all other communications related to this Agreement shall be addressed as follows:
to Shipper at:
1250 W. Washington Street, Suite 101
Tempe, Arizona 85281
Attn: General Counsel
With a copy to:
1250 W. Washington Street, Suite 101
Tempe, Arizona 85281
Attn: President of Refining & Marketing
and to Carrier at:
1250 W. Washington Street, Suite 101
Tempe, Arizona 85281
Attn: President of Wholesale
(ii)    All notices, requests, demands, and other communications hereunder will be in writing and will be deemed to have been duly given: (A) if by transmission by facsimile or hand delivery, when delivered; (B) by e-mail on the next Business Day after delivery, if receipt is confirmed, (C) if mailed via the US Postal Service, five (5) Business Days after mailing, provided said notice is sent first class, postage pre-paid, via certified or registered mail, with a return receipt requested; or (D) if mailed by an internationally recognized overnight express mail service such as Federal Express, UPS, or DHL Worldwide, one (1) Business Day after deposit therewith prepaid.
(iii)    Each Party shall have the right, from time to time, to designate a different address by written notice given in conformity with this Section 15(d).
(e)    Dispute Resolution; Governing Law; Jurisdiction.
(i)    This Agreement shall be governed and construed in accordance with the substantive laws of the State of Texas without reference to principles of conflicts of law that would result in the application of the laws of another jurisdiction.
(ii)    THE PARTIES VOLUNTARILY AND IRREVOCABLY SUBMIT TO THE JURISDICTION OF THE COURTS OF THE STATE OF TEXAS AND THE FEDERAL COURTS OF THE UNITED STATES OF AMERICA IN HARRIS COUNTY, TEXAS, OVER ANY DISPUTE BETWEEN OR AMONG THE PARTIES ARISING OUT OF THIS AGREEMENT, OTHER THAN A DISPUTE SUBJECT TO SECTION 15(e)(iv), AND EACH PARTY IRREVOCABLY AGREES THAT ALL SUCH CLAIMS IN RESPECT OF SUCH DISPUTE SHALL BE HEARD AND DETERMINED IN SUCH COURTS. THE PARTIES HEREBY IRREVOCABLY WAIVE, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY

TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH THREE ASTERISKS (***).
Execution Copy

OBJECTION WHICH THEY MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH DISPUTE ARISING OUT OF THIS AGREEMENT BROUGHT IN SUCH COURT OR ANY DEFENSE OF INCONVENIENT FORUM FOR THE MAINTENANCE OF SUCH DISPUTE. EACH PARTY AGREES THAT A JUDGMENT IN ANY SUCH DISPUTE MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW.
(iii)    EACH OF THE PARTIES HEREBY VOLUNTARILY AND IRREVOCABLY WAIVES TRIAL BY JURY IN ANY DISPUTE OR OTHER PROCEEDING RELATED THERETO BROUGHT IN CONNECTION WITH THIS AGREEMENT.
(iv)    Any dispute, controversy or claim, of any and every kind or type, whether based on contract, tort, statute, regulations, or otherwise, between the Parties, arising out of, connected with, or relating in any way to this Agreement or the obligations of the Parties hereunder, including any dispute as to the existence, validity, construction, interpretation, negotiation, performance, non-performance, breach, termination or enforceability of this Agreement (in each case, a “Dispute”), shall be resolved solely and exclusively in accordance with the procedures specified in this Section 15(e). The Parties shall attempt in good faith to resolve any Dispute by mutual discussions within thirty (30) days after the date that one Party gives written notice to the other Parties of such a Dispute in accordance with Section 15(d). If the Dispute is not resolved within such thirty (30) day period, or such longer period that may subsequently be agreed to in writing by the parties to the Dispute, the Dispute shall be finally settled by arbitration administered by JAMS, Inc. (“JAMS”) under its Comprehensive Arbitration Rules & Procedures, and judgment on the award rendered by the arbitrators may be entered in any court having jurisdiction thereof. The arbitration shall be held in Houston, Texas, and presided over by three arbitrators. If the Dispute is not settled within the above operative time period, the Party providing the aforesaid notice or the Parties receiving such notice may initiate the arbitration with JAMS. The Party who initiates the arbitration with JAMS shall also provide notice to JAMS and the opposing Party at the time of the initiation of the arbitration of the name of the Party selected arbitrator. The opposing Party shall file their answering statement with JAMS within forty-five (45) days of their receipt of the notice of filing from JAMS. The name of their party appointed arbitrator shall be included in such answering statement. The two Party-appointed arbitrators shall select a third arbitrator, who shall serve as the chairperson. The arbitration award shall identify whether there is a prevailing party in the arbitration and include an award in favor of such prevailing party and against each losing party, jointly and severally, for costs and expenses, including the actual litigation fees and costs (including reasonable attorney fees) the prevailing party incurred, excluding any contingent or deferred fees and costs. This agreement to arbitrate shall be binding upon the successors, assignees and any trustee or receiver of any Party.
(f)    Confidential Information.

TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH THREE ASTERISKS (***).
Execution Copy

(i)    Each Party agrees that it will keep any and all Confidential Information of the other Party strictly confidential and that it will take such steps to protect such Confidential Information as it normally takes to preserve and safeguard its own Confidential Information. Each Party agrees that, without the prior written consent of the other Party, it will not: (A) disclose Confidential Information of the other Party in any manner whatsoever, in whole or in part; (B) use any Confidential Information of the other Party other than in connection with the transaction(s) that is the subject of this Agreement; or (C) transmit the Confidential Information of the other Party to any of its officers, directors, employees, Affiliates, agents or representatives who (x) are not aware of the confidential nature of such information, or (y) do not need to know the Confidential Information for the sole purpose of assisting with the transaction(s) (collectively, its “Representatives”). Each Party shall be responsible for the breach of this Section 15(f) by any of its Representatives.
(ii)    For purposes of this Agreement, “Confidential Information” shall mean all information, documents, data or materials that is now or in the future provided, acquired or received directly or indirectly by a Party or its agents, employees or contractors either in writing, orally or by observation, relating to the business or operations of other Party or its affiliates, including but not limited to the pricing of product, design, planning, operation or maintenance of the other Party’s equipment, products and business; formulas or process parameters relating to the other Party’s products or proposed products; plans for expansion; information relating to research, development, invention, manufacturing, purchasing, accounting, engineering, marketing, merchandising and selling not generally known in the industry in which the other Party is engaged; any other data, samples, material and/or information specifically identified by the other Party as “Confidential”; and any and all other data, information, findings, documents or other materials arising from or relating to the other Party or the transaction(s) or any work or services performed by it for the other Party, regardless of whether such Confidential Information is generated solely by or as a result of any of its activities; except that Confidential Information shall not include any information that (A) was, at the time of disclosure to the receiving Party, in the public domain; (B) after disclosure to the receiving Party, is published or otherwise becomes part of the public domain through no fault of the receiving Party; (C) was in the possession of the receiving Party at the time of disclosure to it and was not the subject of a pre-existing confidentiality obligation; (D) was received after disclosure to the receiving Party from a Third Party (other than the disclosing Party’s Affiliates or subcontractors) that was not bound by any duty of confidentiality; or (E) was independently developed by the receiving Party without the use of the Confidential Information of the disclosing Party.
(g)    Use of Name. Neither Party may not use the other’s name, trademarks, or trade names, or those of its subsidiaries or Affiliates, in any manner, especially advertising, without the other’s express written consent, which may be withheld in such Party’s sole discretion.
(h)    Gifts. No director, employee or agent of Carrier or of any subcontractor or vendor of Carrier shall give or receive any commission, fee, rebate, or gift or entertainment of significant

TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH THREE ASTERISKS (***).
Execution Copy

cost or value in connection with this Agreement, or enter into any business arrangement with any director, employee or agent of Shipper or its parent or affiliated entities other than as a representative of Carrier, without Shipper’s prior written agreement. Carrier shall promptly notify Shipper of any violation of this Section 15(h).
(i)    Time of the Essence. Time is of the essence to this Agreement. Waiver by either Party of a breach by the other of any provision of this Agreement shall not be deemed a waiver of any other provision or future compliance with all provisions hereunder, and all such provisions shall remain in full force and effect. Failure of either Party to enforce any right hereunder shall not be deemed a waiver of any subsequent right hereunder.
(j)    Construction. Unless the context requires otherwise: (i) any pronoun used in this Agreement shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns, pronouns and verbs shall include the plural, and vice-versa, (ii) the gender (or lack of gender) of all words used in this Agreement includes the masculine, feminine and neuter; (iii) references to Articles and Sections refer to Articles and Sections of this Agreement; (iv) references to Schedules or Exhibits refer to the Schedules and Exhibits attached to this Agreement, each of which is made a part hereof for all purposes; (v) the term “include”, “includes”, “including” or words of like report shall be deemed to be followed by the words “without limitation”; (vi) the terms “hereof”, “herein” or “hereunder” refer to this Agreement as a whole and not to any particular provision of this Agreement; (g) references to money refer to legal currency of the United States of America; and (vii) when calculating the period of time before which, within which or following which any act is to be done or step taken pursuant to this Agreement, the date that is the reference date in calculating such period shall be excluded. The table of contents and headings contained in this Agreement are for reference purposes only, and shall not affect in any way the meaning or interpretation of this Agreement.
(k)    Severability. Any term or provision of this Agreement that is held to be invalid or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction.
(l)    Entire Agreement. This Agreement and the attached Exhibits and Schedules constitute the entire agreement between the Parties hereto and supersedes all prior agreements, representations, warranties, statements, promises, information, arrangements, and understandings, whether oral, written, expressed, or implied, with respect to the subject matter hereof.
(m)    Amendment. No amendment or modification of the terms of this Agreement shall be binding unless in writing and signed by the Parties.

TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH THREE ASTERISKS (***).
Execution Copy

(n)    Waiver. No waiver of any right, power, or privilege hereunder shall be binding upon any Party unless in writing and signed by or on behalf of the Party against which the waiver is asserted.
(o)    Representation. The Parties agree that each Party and its counsel have had the opportunity to fully participate in the review of this Agreement and that any rule of construction to the effect that ambiguities are to be resolved against the drafting party shall not apply in the interpretation of this Agreement, including all Appendices hereto.
(p)    Counterparts. This Agreement may be executed in one or more counterparts, any or all of which shall constitute one and the same instrument. Either Party, at its option, may supply any document required by or referenced in this Agreement in either paper or electronic form (including, but not limited to, an electronically imaged, faxed, photocopied, or online posted version), and any such version shall be sufficient for all purposes under this Agreement.

[SIGNATURE PAGES FOLLOW]

TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH THREE ASTERISKS (***).
Execution Copy

IN WITNESS WHEREOF, the Parties hereto have duly executed this Agreement as of the date set forth below to be effective as of the Effective Date.

WESTERN REFINING COMPANY, L.P. By Western Refining GP, LLC, its general partner By: /s/ Mark J. Smith Name: Mark J. Smith Title: President – Refining and Marketing Date: May 4, 2016
WESTERN REFINING WHOLESALE, LLC By: /s/ Matthew L. Yoder Name: Matthew L. Yoder Title: Senior Vice President - Operations Date: May 4, 2016

Solely for purposes of acknowledging Section 2(c) hereof:

WESTERN REFINING SOUTHWEST, INC.

By:     /s/ Mark J. Smith
Name:     Mark J. Smith
Title:     President – Refining and Marketing
Date:    May 4, 2016

[Signature Page for Asphalt Trucking Transportation Services Agreement]

TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH THREE ASTERISKS (***).
Execution Copy

SCHEDULE 4
BASE RATES
*** [three pages omitted]

Schedule 4

TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH THREE ASTERISKS (***).
Execution Copy

SCHEDULE 4(b)(i)
MONTHLY PER BARREL ADJUSTMENT EXAMPLE
*** [six pages omitted]

Schedule 4(b)(i)

TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH THREE ASTERISKS (***).
Execution Copy

SCHEDULE 4(d)
OTHER SERVICES
***

Schedule 4(d)

TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH THREE ASTERISKS (***).
Execution Copy

SCHEDULE 15(b)
SUBCONTRACTORS
***

Schedule 15(b)

TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH THREE ASTERISKS (***).
Execution Copy

EXHIBIT A
DEFINITIONS
Capitalized terms used throughout the Agreement and not otherwise specifically defined elsewhere shall have the meanings set forth in this Exhibit A.
“Affiliate” means, at any time and with respect to any Person, any other Person that at such time directly or indirectly through one or more intermediaries Controls, or is Controlled by, or is under common Control with, such first Person.
“Applicable Law” means any applicable statute, law, regulation, ordinance, rule, determination, judgment, rule of law, order, decree, permit, approval, concession, grant, franchise, license, requirement, or any similar form of decision of, or any provision or condition of any permit, license or other operating authorization issued by any Governmental Authority having or asserting jurisdiction over the matter or matters in question, whether now or hereafter in effect.
“Barrel”, “barrel”, or “BBL” means a volume equal to 42 U.S. gallons at 60 degrees Fahrenheit under one atmosphere of pressure. “bpd” means Barrels per day.
“$” means U.S. Dollars.
“Business Day” means a day, other than a Saturday or Sunday, on which banks in New York, New York are open for the general transaction of business.
“CERCLA” means the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended, state and local analogs, and all rules and regulations and requirements thereunder in each case as now or hereafter in effect.
“Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through ownership of voting securities, by contract, or otherwise.
“Crude Oil Trucking Agreement” means the Crude Oil Trucking Transportation Services Agreement executed between Shipper, its Affiliate WRSW, and Carrier dated October 15, 2014, as such may be amended or otherwise modified from time to time.
“Environment” shall have the meaning set forth in 42 U.S.C. 9601(8) (1988).
“Environmental Law” means, as to any Party, all laws, statutes, ordinances, decrees, requirements, orders, judgments, rules, regulations (or official interpretations of any of the foregoing) of, and the terms of any license or permit issued by, any Governmental Authority or common law theories applicable to such Party arising from, relating to, or in connection with the Environment, health, or safety, including without limitation CERCLA, relating to (a) pollution, contamination, injury, destruction, loss, protection, cleanup, reclamation or restoration of the air, surface water, groundwater, land surface or subsurface strata, or other natural resources; (b) solid,

Exhibit A

TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH THREE ASTERISKS (***).
Execution Copy

gaseous or liquid waste generation, treatment, processing, recycling, reclamation, cleanup, storage, disposal or transportation; (c) exposure to pollutants, contaminants, hazardous, or toxic substances, materials or wastes; (d) the safety or health of employees; or (e) the manufacture, processing, handling, transportation, distribution in commerce, use, storage or disposal of hazardous or toxic substances, materials or wastes.
“Governmental Authority” means any federal, state, local or foreign government or any provincial, departmental or other political subdivision thereof, or any entity, body or authority exercising executive, legislative, judicial, regulatory, administrative or other governmental functions or any court, department, commission, board, bureau, agency, instrumentality or administrative body of any of the foregoing.
“Hazardous Substance” means the substances identified as such pursuant to CERCLA and those regulated under any other Environmental Law, including without limitation pollutants, contaminants, petroleum, petroleum products, radionuclides, radioactive materials, and medical and infectious waste.
“Minimum Volume Commitment” means the aggregate minimum volume commitment of Shipper and WRSW as set forth in and as defined in the Crude Oil Trucking Agreement.
“Month” means a calendar month.
“Person” means any individual, partnership, limited partnership, joint venture, corporation, limited liability company, limited liability partnership, trust, unincorporated organization or Governmental Authority or any department or agency thereof.
"Prudent Industry Practices" means those practices, methods, equipment, specifications and standards of safety and performance, as the same may change from time to time, as are commonly used by operators of truck-based asphalt transportation operations of a type and size similar to Carrier’s operation as good, safe, and prudent practices in connection with the transport and delivery of asphalt. Prudent Industry Practices are not intended to be limited to the optimum practice or method to the exclusion of others, but rather to be a spectrum of possible but reasonable practices and methods.
“Ton” means a volume equal to 5.7 BBLs.
“Third Party” means any Person other than a Party or an Affiliate of a Party.
“U.S.” means the United States of America.

Exhibit A